JULY 27, 2023 I N V E S T O R P R E S E N T A T I O N F O U R T H Q U A R T E R F I S C A L 2 0 2 3 Exhibit 99.2

Forward Looking Statements 2 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward- looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of the recent turmoil in the banking industry, • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Kearny Financial Corp. NASDAQ: KRNY Market Cap: $517.0 million1 Founded in 1884 Top 10 New Jersey-based financial institution by assets 43 full-service branches2 in 12 counties throughout New Jersey and New York City Active acquirer, having completed 7 whole-bank acquisitions since 1999 1 As of July 24, 2023 2 As of June 30, 2023 Source: S&P Global Market Intelligence & Company Filings 3

139 Years of Serving our Communities and Clients 4

Financial Highlights Source: Company Filings 5 4Q23 Highlights: Net Interest Margin - Compression slowed, declining nine basis points from the prior quarter Improved Capital Position - Increased Tangible Common Equity by 33 basis points from the prior quarter Disciplined Expense Management - Non-Interest Expense to Average Assets improved 38 basis points on a year-over-year basis Profitability and Performance Ratios ($ in millions, except per share data) 4Q23 3Q23 4Q22 Net Income $12.0 $10.3 $11.4 Earnings per share $0.19 $0.16 $0.17 Net Interest Income $40.2 $42.4 $50.6 Net Interest Margin 2.11% 2.20% 2.92% Non-interest Expense to Average Assets 1.41% 1.47% 1.79% Tangible Equity to Tangible Assets 8.35% 8.02% 9.06% Return on Average Assets 0.59% 0.50% 0.61% Return on Average Equity 5.58% 4.69% 4.92% Return on Average Tangible Equity 7.41% 6.20% 6.40% GAAP Reported

Equity & Capitalization Equity Capitalization Level 1 Kearny Financial Corp. (NASDAQ: KRNY) Regulatory Capital Ratios as of June 30, 2023 are preliminary. 2 S&P U.S. Small Cap Banks Index comprised of 237 constituents, based on March 31, 2023 results. Source: Company Filings 6 Regulatory Capital Ratios1,2 9.06% 8.61% 8.16% 8.02% 8.35% 11.58% 11.09% 10.53% 10.37% 10.78% 4Q22 1Q23 2Q23 3Q23 4Q23 Tangible Common Equity / Tangible Assets Equity / Assets 9.07% 14.07% 14.07% 14.75% 9.60% 11.18% 11.32% 13.97% Tier 1 Leverage Common Equity Tier 1 Tier 1 Risk-Based Capital Total Risk-Based Capital KRNY S&P US Small Cap Banks

Deposits 1 For the quarter ended June 30, 2023 2 For the quarter ended June 30, 2023; excludes Wholesale CDs Source: S&P Global Market Intelligence & Company Filings 7 Deposit Composition1 Deposit Trend Deposit Segmentation2 $1,116 $1,263 $1,355 $1,327 $1,377 $773 $797 $747 $761 $640 $1,053 $983 $902 $811 $749 $2,266 $2,382 $2,316 $2,286 $2,253 $654 $683 $651 $618 $610 $5,862 $6,108 $5,971 $5,803 $5,629 4Q22 1Q23 2Q23 3Q23 4Q23 Retail CDs Wholesale CDs Savings Interest Bearing DDA Non-interest Bearing DDA Consumer 61.0%Commercial 20.5% Government 18.5% Product # of Accounts Balance ($ millions) Average Balance per Account Checking 53,747 $ 2,863 $ 53,270 Savings 34,779 749 21,528 CD 29,375 1,377 46,876 Total Retail Deposits 117,901 $ 4,989 $ 42,313 Non-Maturity Account Deposit Mix QTD Cost of Deposits 2.04% Retail CDs 24.5% Wholesale CDs 11.4% Savings 13.3% Interest Bearing DDA 40.0% Non-interest Bearing DDA 10.8%

Liquidity Available for Uninsured Deposits Estimated Uninsured Deposits Analysis2 1 Estimated amount of uninsured deposits reported in June 30, 2023 Call Report. 2 As of June 30, 2023 8 Estimated Uninsured Deposit Analysis ($ millions) Estimated Uninsured Deposits 1,771$ Less: Collateralized State & Local Government Deposits (650) Less: Bank's wholly-owned subsidiary & Holding Company Deposits (411) Estimated uninsured deposits excluding items above: 710$ Total Deposits 5,629$ Estimated uninsured deposits, excluding items above, as a % of Total Deposits 12.6% Available liquidity is 3.4x greater than estimated uninsured deposits (excluding items above) Liquidity Capacity2 Sources of Liquidity ($ millions) Liquidity Capacity Funding Utilized Available Capacity Internal Sources: Free Securities and other 477$ -$ 477$ External Sources: FRB 415 - 415 FHLB 2,957 1,407 1,550 Total Liquidity 3,849$ 1,407$ 2,442$ 1

Investment Securities 1 For the quarter ended June 30, 2023 2 Comprised entirely of securitized federal education loans with 97% U.S. government guarantees 3 Assumes 29% marginal tax rate Source: S&P Global Market Intelligence & Company Filings 9 9.9% 27.4% 9.8% 51.7% 1.2% Corporate Bonds CLO ABS Student Loans Agency MBS Municipal Bonds 2 Securities Composition1 Securities Balance & Yield TrendAFS/HTM & Effective Duration At June 30, 2023, the after-tax net unrecognized loss on securities held-to maturity was $10.9 million, or 1.7% of tangible equity3 AFS 89.3% HTM 10.7% Total Effective Duration ≈ 3.4 years Floating rate securities ≈ 35.7% $1,462 $1,379 $1,440 $1,417 $1,374 2.22% 2.74% 3.43% 3.95% 4.10% 4Q22 1Q23 2Q23 3Q23 4Q23 ($ millions)

Portfolio Lending Loan Composition1 Geographic Distribution2Loan Trend The weighted average loan-to-value ratio1 for our real estate secured loans was 61% 1 For the quarter ended June 30, 2023. 2 As of June 30, 2023. Source: S&P Global Market Intelligence & Company Filings 10 $1,688 $1,710 $1,765 $1,758 $1,744 $2,409 $2,570 $2,852 $2,836 $2,762 $1,020 $1,041 $1,017 $1,003 $969 $5,437 $5,676 $6,001 $5,976 $5,850 4Q22 1Q23 2Q23 3Q23 4Q23 1-4 Family Multifamily CRE C&D Other ($ millions) 1-4 Family 29.1% Home Equity 0.7% Multifamily 47.2% CRE 16.6% Construction 3.9% Commercial 2.5% QTD Yield on Loans 4.18% New York (Ex. Brooklyn) 17.0% Brooklyn 18.3% New Jersey 54.5% Pennsylvania 5.8% Other 4.4%

CRE Lending 1 As of June 30, 2023 Source: Company Filings 11 CRE Portfolio by Collateral Type1 Retail 37.6% Mixed Use 27.5% Office 15.4% Industrial 14.9% Specialty & Other 4.6% CRE Loan Geographic Distribution1 Office Portfolio Profile 15.4% of total CRE portfolio or $149 million Average loan size of $1.6 million Weighted average LTV was 52% Total CRE $1.0 B New Jersey 56.2% Brooklyn 10.2% New York (Ex. Brooklyn) 27.2% Pennsylvania 3.9% Other 2.5% WA LTV 52%

Asset Quality Net Charge-Offs / Average Loans Non-Performing Assets / Total Assets Non-Performing Loans1 Allowance for Credit Losses 1 As of June 30, 2023; amounts shown in millions. Source: S&P Global Market Intelligence & Company Filings 12 0.08% 0.01% 0.03% 0.01% 0.01% -0.05% 0.00% 0.05% 0.10% 0.15% 4Q22 1Q23 2Q23 3Q23 4Q23 1.19% 0.98% 0.76% 0.69% 0.69% 0.50% 0.75% 1.00% 1.25% 1.50% 4Q22 1Q23 2Q23 3Q23 4Q23 $19.1 $16.5 $0.2 $6.7 $0.1 Multi-family Non-Residential Commercial Construction Residential NPL's $42.6 MM $47.1 $47.6 $48.9 $49.1 $48.7 0.87% 0.84% 0.81% 0.82% 0.83% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% $0.0 $20.0 $40.0 $60.0 $80.0 4Q22 1Q23 2Q23 3Q23 4Q23 ACL Balance ACL to Total Loans Receivable ($ millions)

Select Technology Partners 13